EXHIBIT 10-X


                                PROMISSORY NOTE

$500,000.00                                                       May 31, 2000


     On June 1, 2001 we promise to pay to the order of NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. FIVE HUNDRED THOUSAND AND NO CENTS ($500,000.00) DOLLARS Payable at 26 Harbor Park Drive, Port Washington, NY 11050 for value received with interest at nine and one-half percent (9-1/2%) per annum payable quarterly. The Lender represents that this loan may be prepaid at any time without penalty.

                                                      SANDATA, INC.
                                                      By:


                                                      s/s Bert E. Brodsky
                                                      Bert E. Brodsky, Chairman


Witness:

/s/Linda Scarpantonio
/s/Laurie G. Hof